AMENDMENT NO. 4
AMENDMENT NO. 4, dated as of April 30, 2019 (this “Amendment”), to the Credit Agreement, dated as of April 1, 2015 (as amended by the Incremental Amendment Agreement No. 1 dated as of September 1, 2015, Amendment No. 2 dated as of February 8, 2017, Amendment No. 3 dated as of October 20, 2017 and as further amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”), among TOWNSQUARE MEDIA, INC., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), ROYAL BANK OF CANADA, as administrative agent and collateral agent (in such capacity, the “Administrative Agent”), and the other parties thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
RECITALS
WHEREAS, the Borrower has requested that all of the Revolving Credit Commitments under the Credit Agreement immediately prior to giving effect to this Amendment (the “Existing Revolving Credit Commitments”) be amended to extend the Revolving Credit Maturity Date with respect to all of such Existing Revolving Credit Commitments (any such Existing Revolving Credit Commitments which have been so amended, the “Amendment No 4. Extended Revolving Credit Commitments”) as provided in Section 2 hereof and pursuant to Section 2.21 of the Credit Agreement (the “Extension”);
WHEREAS Section 2.21 of the Credit Agreement permits the Extension with the consent of the Administrative Agent, the Borrower and each Revolving Credit Lender (each, an “Amendment No. 4 Extending Revolving Credit Lender”) wishing to have all of its Existing Revolving Credit Commitments amended into Amendment No. 4 Extended Revolving Credit Commitments;
WHEREAS, the Borrower has requested the amendment of certain other provisions of the Credit Agreement as set forth herein;
WHEREAS, Section 11.1 of the Credit Agreement permits the amendments of the Credit Agreement as set forth in Section 1 hereof with consent of the Administrative Agent, the Borrower and the Required Lenders;
WHEREAS, (i) the Administrative Agent, the Borrower and the Amendment No. 4 Extending Revolving Credit Lenders consent to the Extension and (ii) the Borrower and the Required Lenders consent to the additional amendments set forth in Section 1 hereof, in each case, on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments.
Effective as of the Amendment No. 4 Effective Date, the Credit Agreement is hereby amended as follows:
(a)    The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:
“Amendment No. 3” means Amendment No. 3 to the Credit Agreement dated as of October 20, 2017.
“Amendment No. 4” means Amendment No. 4 to the Credit Agreement dated as of April 30, 2019.
“Amendment No. 4 Effective Date” has the meaning assigned to such term in Amendment No. 4.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
(b)    The definition of “Benefit Plan” in Section 1.1 of the Credit Agreement and each reference thereto in the Credit Agreement is hereby replaced with a reference to “Employee Benefit Plan.”
(c)    The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:
““Loan Documents” means, collectively, this Agreement, any Notes, the Guaranty and Security Agreement, the Mortgages, the Fee Letter, the L/C Reimbursement Agreements, each Perfection Certificate, the Incremental Amendment Agreement, Amendment No. 2, each Amendment No. 2 Joinder, Amendment No. 3, Amendment No. 4 and, when executed, each document executed by a Loan Party and delivered to the Administrative Agent, any Lender or any L/C Issuer in connection with or pursuant to any of the foregoing or the Obligations, together with any modification of any term, or any waiver with respect to, any of the foregoing, excluding in any event Secured Hedging Agreements and Secured Cash Management Agreements.”
(d)    Section 1.5 of the Credit Agreement is hereby amended by adding the following as clause (d):
“Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).”
(e)    Clause (i) in Section 2.8(c) of the Credit Agreement is hereby amended by deleting such clause and replacing it with the following:
“any Sale by any Group Member of any of its property pursuant to clause (r), (u), (ee) or (ff) (in the case of clause (ff), with respect to any cash or Cash Equivalents received in excess of the value of any cash or Cash Equivalents sold or exchanged in connection with such Permitted Asset Swap) of Section 8.4”
(f)    Section 8.4(ee) of the Credit Agreement is hereby amended by deleting such section and replacing it with the following:
“(ee)    as long as no Default or Event of Default is continuing or would result therefrom, any Sale of property by any Loan Party so long as (i) the Borrower or Restricted Subsidiary, as the case may be, receives consideration (including by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise) at least equal to the fair market value (such fair market value to be determined on the date of contractually agreeing to such Sale), as determined in good faith by the Board of Directors of the applicable Loan Party, of the shares and assets subject to such Sale, (ii) in any such Sale, or series of related Sales, at least 75% of the consideration from such Sale (including by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise) received by the Borrower or such Restricted Subsidiary, as the case may be, is in the form of cash or Cash Equivalents or Designated Non-Cash Considerations to the extent that all Designated Non-Cash Considerations at such time does not exceed the greater of (x) $20,000,000 and (y) 2.25% of Total Assets (with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value) and (iii) the Net Cash Proceeds are applied as set forth in Section 2.8 as and when required thereby; and”
(g)    Section 8.4(ff) of the Credit Agreement is hereby amended by deleting such section and replacing it with the following:
“(ff)    so long as no Default or Event of Default is continuing or would result therefrom, any Permitted Asset Swap by any Loan Party so long as the Borrower or Subsidiary, as the case may be, receives consideration (including by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise) at least equal to the fair market value (such fair market value to be determined on the date of contractually agreeing to such Permitted Asset Swap), as determined in good faith by the Board of Directors of the applicable Loan Party, of the shares and assets subject to such Permitted Asset Swap.”
(h)    Section 8.4 of the Credit Agreement is hereby amended by deleting clause (gg) thereof.
(i)    Article 10 of the Credit Agreement is hereby amended by adding the following as Section 10.12:
“(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).”

Section 2.    Extension of the Revolving Credit Facility Maturity Date. Effective as of the Amendment No. 4 Effective Date, the definition of “Revolving Credit Facility Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:
““Revolving Credit Facility Maturity Date” means the seventh (7th) anniversary of the Closing Date; provided that if the Term Loan Maturity Date has not been extended to a date that is at least six (6) months following the Term Loan Maturity Date (prior to giving effect to this Amendment), the Revolving Credit Facility Maturity Date shall be the date that is six (6) months prior to the Term Loan Maturity Date.”
Section 3.    Representations and Warranties. By its execution of this Amendment, each Loan Party party hereto represents and warrants to the Administrative Agent as of the Amendment No. 4 Effective Date (before and after giving effect to this Amendment) that:
(a)    from and after its delivery to the Administrative Agent, this Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization moratorium or similar laws limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)    the execution, delivery and performance by such Loan Party of the Amendment is within such Loan Party’s corporate or similar powers, have been, at the time of execution thereof, duly authorized by all necessary corporate or similar action and do not (a) contravene the terms of any of such Person’s Constituent Documents, or (b) violate any applicable Requirement of Law, except to the extent that such violation or contravention could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
(c)    all representations and warranties set forth in any Loan Document are true and correct, both before and after giving effect to this Amendment, in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) on and as of the Amendment No. 4 Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date and except that the representations and warranties contained in Section 4.4(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.1(c) of the Credit Agreement, respectively, prior to the Amendment No. 4 Effective Date;
(d)    (i) no Default or Event of Default has occurred and is continuing and (ii) no Event of Default occurred and was continuing at the time a draft of this Amendment was first delivered to each Lender of the Existing Revolving Credit Commitments; and
(e)    the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.
Section 4.    Conditions to Effectiveness.
This Amendment shall become effective on the date (the “Amendment No. 4 Effective Date”) on which each of the following conditions is satisfied:
(a)    The Administrative Agent’s receipt of executed counterparts of this Amendment from the Borrower, the Guarantors, the Required Lenders (solely with respect to the amendments set forth in Section 1 hereof) and (solely with respect to the Extension) the Amendment No. 4 Extending Revolving Credit Lenders, the Swingline Lender and the L/C Issuer, which shall be originals or facsimiles or electronic copies.
(b)    The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified;
(1)    an opinion of Kirkland & Ellis LLP, counsel for the Borrower (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 4 Effective Date);
(2)    either (x) a copy of each Constituent Document of each Loan Party that is on file with any Governmental Authority in any jurisdiction, certified as of a recent date by such Governmental Authority, or (y) confirmation from each Loan Party that there has been no change to such Constituent Document since last delivered to the Administrative Agent or certified as unchanged since last delivered to the Administrative Agent, together with, if applicable, certificates attesting to the good standing (to the extent available in such jurisdiction) of each Loan Party in such jurisdiction, other than for those Guarantors where the failure to be in good standing could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
(3)    a certificate of the secretary or other officer of each Loan Party in charge of maintaining books and records of such Loan Party certifying as to (A) the names and signatures of each officer of such Loan Party authorized to execute and deliver this Amendment, (B) either (x) the Constituent Documents of such Loan Party attached to such certificate are complete and correct copies of such Constituent Documents as in effect on the date of such certification or (y) that there has been no change to such Constituent Document since last delivered to the Administrative Agent or certified as unchanged since last delivered to the Administrative Agent and (C) the resolutions of such Loan Party’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Amendment; and
(4)    a good standing certificate (to the extent such concept is known in the relevant jurisdiction) from the applicable Governmental Authority of the Borrower’s and the Guarantors’ respective jurisdiction of incorporation, organization or formation dated a recent date prior to the Amendment No. 4 Effective Date, other than for those Guarantors where the failure to be in good standing could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(c)    To the extent invoiced at least three business days prior to the Amendment No. 4 Effective Date, all reasonable, documented and invoiced out-of-pocket fees and expenses due to the Administrative Agent and the Lenders required to be paid on the Amendment No. 4 Effective Date (including pursuant to Section 5 hereof) shall have been paid.
(d)    (i) No Default or Event of Default shall exist, or would result from the Amendment and related Borrowing or from the application of the proceeds therefrom and (ii) no Event of Default occurred and was continuing at the time a draft of this Amendment was first delivered to each Lender of the Existing Revolving Credit Commitments.
(e)    The representations and warranties set forth Section 2 are true and correct.
(f)    At least three (3) Business Days prior to the Amendment No. 4 Effective Date, any Loan Party that qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 shall have delivered, to each Lender that so requests, a certification (the “Beneficial Ownership Certification”) regarding beneficial ownership required by 31 C.F.R. § 1010.230 in relation to such Loan Party.
(g)    The Administrative Agent shall have received, (i) for the ratable account of each Term Lender that consents to this Amendment, a consent fee equal to 0.05% of the aggregate outstanding principal amount of its Term B Loans immediately prior to the effectiveness of this Amendment and (ii) for the ratable account of each Revolving Credit Lender that is an Amendment No. 4 Extending Revolving Credit Lender, an extension fee equal to 0.20% of the aggregate principal amount of its Amendment No. 4 Extended Revolving Credit Commitments.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 4 Effective Date and such notice shall be conclusive and binding.
Section 5.    Expenses.
The Borrower agrees to reimburse the Administrative Agent for its reasonable, documented and invoiced out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable, documented and invoiced fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.
Section 6.    Execution in Counterparts.
This Amendment may be executed in any number of counterparts and by different parties hereto in different counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. This Amendment shall become effective when it has been executed by the Administrative Agent and when the Administrative Agent has received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopier, .pdf or other electronic means shall be effective as delivery of an original executed counterpart of this Amendment.
Section 7.    Governing Law and Waiver of Right to Trial by Jury.
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT RESPECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK). The jurisdiction and waiver of right to trial by jury provisions in Sections 11.14 and 11.15 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
Section 8.    Headings.
The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
Section 9.    Effect of Amendment.
Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Amendment No. 4 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Loan Document, a Revolver Extension Request and an Extension Amendment. The parties hereto hereby consent to the Amendment upon the terms set forth herein. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 4 Effective Date.

Section 10.    Acknowledgement and Affirmation. Each Loan Party confirms for the benefit of the Secured Parties that the guarantee and indemnities under the Credit Agreement and the Guaranty and Security Agreement, as applicable, given by such Loan Party (the “Guaranty Obligations”) shall remain in full force and effect notwithstanding the occurrence of the Amendment No. 4 Effective Date or any other additions, amendments, substitution, or supplements of or to the Loan Documents and the imposition of any amended, new or more onerous obligations under the Loan Documents in relation to any Loan Party, subject to the limitations set out in any Guaranty.
(a)    Each Loan Party confirms for the benefit of the Administrative Agent, the Collateral Agent and the Secured Parties that:
(i)    any Lien in respect of the obligations of any of the Loan Parties under the Loan Documents (or any of them) which has been created by such Loan Party in favor of the Collateral Agent or the Secured Parties, as the case may be, pursuant to the Guaranty and Security Agreement and each other document to which such Loan Party is a party that purports to grant a Lien in favor of the Collateral Agent or the Secured Parties (together with the Guaranty and Security Agreement, the “Collateral Documents”) shall remain and continue in full force and effect in accordance with its terms notwithstanding the occurrence of the Amendment No. 4 Effective Date and shall extend to the Credit Agreement as amended by this Amendment and this Amendment (including, for the avoidance of doubt, any guaranty), subject to the limitations set out in those Collateral Documents or any other Loan Document;
(ii)    it undertakes with respect to paragraph (a) above and this paragraph (b), to do all such acts or execute all such documents the Collateral Agent may reasonably require in order to ensure that the existing Liens under the Collateral Documents continues to be in full force and effect (including, for the avoidance of doubt, any guaranty); and
(iii)    all references to the “Credit Agreement”, “Loan Documents”, “Loan” or its equivalent in the existing Collateral Documents or in any guaranty is a reference to the Credit Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
TOWNSQUARE MEDIA, INC.,
as Borrower

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: Executive Vice President and Chief Financial
Officer

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TOWNSQUARE MEDIA SAN ANGELO, LLC
TOWNSQUARE MEDIA SEDALIA LICENSE, LLC
TOWNSQUARE MEDIA SEDALIA, LLC
TOWNSQUARE MEDIA SHELBY LICENSE, LLC
TOWNSQUARE MEDIA SHELBY, LLC
TOWNSQUARE MEDIA SHREVEPORT LICENSE, LLC
TOWNSQUARE MEDIA SHREVEPORT, LLC
TOWNSQUARE MEDIA SIOUX FALLS LICENSE, LLC
TOWNSQUARE MEDIA SIOUX FALLS, LLC
TOWNSQUARE MEDIA TEXARKANA LICENSE, LLC
TOWNSQUARE MEDIA TEXARKANA, LLC
TOWNSQUARE MEDIA TRENTON LICENSE, LLC
TOWNSQUARE MEDIA TRENTON, LLC
TOWNSQUARE MEDIA TRI-CITIES LICENSE, LLC
TOWNSQUARE MEDIA TRI-CITIES, LLC
TOWNSQUARE MEDIA TUSCALOOSA LICENSE, LLC
TOWNSQUARE MEDIA TUSCALOOSA, LLC
TOWNSQUARE MEDIA TWIN FALLS LICENSE, LLC
TOWNSQUARE MEDIA TWIN FALLS, LLC
TOWNSQUARE MEDIA TYLER LICENSE, LLC
TOWNSQUARE MEDIA TYLER, LLC
TOWNSQUARE MEDIA VICTORIA LICENSE, LLC
TOWNSQUARE MEDIA VICTORIA, LLC
TOWNSQUARE MEDIA WATERLOO LICENSE LLC
TOWNSQUARE MEDIA WATERLOO LLC
TOWNSQUARE MEDIA WEST CENTRAL HOLDINGS, LLC
TOWNSQUARE MEDIA WEST CENTRAL INTERMEDIATE HOLDINGS, LLC
TOWNSQUARE MEDIA WEST CENTRAL RADIO BROADCASTING, LLC
TOWNSQUARE MEDIA WICHITA FALLS LICENSE, LLC
TOWNSQUARE MEDIA WICHITA FALLS, LLC
TOWNSQUARE MEDIA YAKIMA LICENSE, LLC
TOWNSQUARE MEDIA YAKIMA, LLC
TOWNSQUARE MMN, LLC
TOWNSQUARE NEW JERSEY HOLDCO, LLC
TOWNSQUARE NEXT, LLC
TOWNSQUARE RADIO HOLDINGS, LLC
TOWNSQUARE RADIO, INC.
TOWNSQUARE RADIO, LLC
ZADER ACQUISITION COMPANY LLC
each as a Guarantor

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: Executive Vice President and Chief Financial
Officer

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Rodica Dutka__________________
Name: Rodica Dutka
Title: Manager, Agency

ROYAL BANK OF CANADA,
as a Lender, an Amendment No. 4 Extending Revolving Credit Lender, Swingline Lender and L/C Issuer

By:	/s/ Alfonse Simone__________________
Name: Alfonse Simone
Title: Authorized Signatory

as a Lender and an Amendment No. 4 Extending Revolving Credit Lender

By:
Name:
Title:

    1